SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:    October 7, 2003
(Date of earliest event reported)

TERAYON COMMUNICATION SYSTEMS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-24647	77-0328533

(State or other jurisdiction	(Commission	(I.R.S. employer
of incorporation)	file number)	identification no.)

4988 Great America Parkway, Santa Clara, CA 95054

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 235-5500

Item 9. Regulation FD Disclosure.

     On October 7, 2003, Terayon Communication Systems, Inc. (Company) issued a press release announcing the filing of a Form S-3 shelf registration statement with the Securities and Exchange Commission. A copy of the press release is attached hereto as Exhibit 99.1.

Item 7. Exhibits.

99.1	Press Release, dated as of October 7, 2003, entitled Terayon Files Shelf Registration Statement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Terayon Communication Systems, Inc.

By:	/s/ Arthur T. Taylor

Arthur T. Taylor Chief Financial Officer

Date: October 9, 2003

INDEX OF EXHIBITS

99.1	Press Release, dated as of October 7, 2003, entitled Terayon Files Shelf Registration Statement.